AMERICAN PERFORMANCE FUNDS
Supplement dated December 14, 2006
to the Prospectus for the Institutional U.S. Treasury Fund, Institutional
Cash Management Fund and Institutional Tax-Free Money Market Fund
dated January 1, 2006.
Reorganization of the Institutional U.S. Treasury Fund with and into the U.S. Treasury Fund.
Effective on or about January 2, 2007, the Institutional U.S. Treasury Fund will be merged with and into the U.S. Treasury Fund. Shareholders of the Institutional U.S. Treasury Fund will be issued Institutional Class shares of the U.S. Treasury Fund in exchange for their Institutional U.S. Treasury Fund shares. Shares of the Institutional U.S. Treasury Fund will continue to be available for investment until the effective date of the merger.
Reorganization of the Institutional Cash Management Fund with and into the Cash Management Fund.
Effective on or about January 2, 2007, the Institutional Cash Management Fund will be merged with and into the Cash Management Fund. Shareholders of the Institutional Cash Management Fund will be issued Institutional Class shares of the Cash Management Fund in exchange for their Institutional Cash Management Fund shares. Shares of the Institutional Cash Management Fund will continue to be available for investment until the effective date of the merger.
Name Change for the Institutional Tax-Free Money Market Fund
Effective January 1, 2007, the Institutional Tax-Free Money Market Fund will change its name to the Tax-Free Money Market Fund.
Please contact your financial advisor or American Performance Funds at 1-800-762-7085 if you have any questions.
SHAREHOLDERS SHOULD RETAIN THIS SUPPLEMENT WITH THE
PROSPECTUS FOR FUTURE REFERENCE
APFSPI 1206